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                                                                    [EXECUTION]

                      SECOND AMENDMENT TO LOAN AGREEMENT
                                      of

                          CAPROCK FIBER NETWORK, LTD.


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of April 29, 1998 by and between CapRock Fiber Network, Ltd. ("Borrower") and Bank One, Texas, N.A. ("Bank").

                           W I T N E S S E T H:

     WHEREAS, Borrower and Bank have entered into that certain Loan Agreement dated as of July 1, 1996 (as supplemented or amended to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower and Bank desire to amend the Original Agreement for the purposes set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

               ARTICLE I. - DEFINITIONS AND REFERENCES

     SECTION 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Agreement.

     SECTION 1.2 OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this Second Amendment to Loan Agreement.

          "AMENDMENT DOCUMENT" means this Amendment and the Guarantor Consents.

          "GUARANTOR CONSENTS" means each of the Guarantor Consent and Agreements, substantially in the form of Exhibit A hereto.

          "LOAN AGREEMENT" means the Original Agreement as amended hereby.

                  ARTICLE II. - AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1. AFFIRMATIVE COVENANTS. The following Section 9(k) is hereby added to Section 9 of the Original Agreement to provide as follows:

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          "(k)  MANDATORY PREPAYMENT IN FULL.  Upon the completion of both the Note Offering and the Merger, Borrower shall pay the Loan in full. As used herein, "Note Offering" shall mean the note offering by Borrower in the amount of at least $100,000,000 or more and "Merger" shall mean the merger of CapRock Communications Corporation, Borrower and IWL Communications Incorporated with CapRock Communications Corporation being the surviving entity."

     SECTION 2.2.  FINANCIAL COVENANTS.

     a. The first sentence of Section 11(b) of the Original Agreement is hereby amended to read in its entirety as follows:

          "(b) DEBT TEST. Borrower's Debt to Adjusted Income shall not be greater than (A) 5.5 to 1.0 of each fiscal quarter through June 30, 1998 and (B) 4.5 to 1.0 as of September 30, 1998 and as of each fiscal quarter thereafter."

     b. Section 11(e) of the Original Agreement is hereby amended to read in its entirety as follows:

          "(e) CAPITAL EXPENDITURES. Borrower will not make capital expenditures in excess of, (i) during the fiscal year ending December 31, 1998, $7,000,000 and (ii) for any fiscal year thereafter, $10,000,000 without the prior written approval of Bank, which shall not be unreasonably withheld."

     SECTION 2.3. EVENTS OF DEFAULT. The following Section 13(h) is hereby added to Section 13 of the Original Agreement to provide as follows:

          "(h) The failure of Borrower to have successfully completed the Note Offering and the Merger (as defined in Section 9(k) above) by July 31, 1998."

     SECTION 2.4. WAIVER RE: FINANCIAL COVENANTS. Bank hereby waives any Event of Default occurring pursuant to Section 11(b) of the Loan Agreement for the periods ending on or prior to March 31, 1998.

     SECTION 2.5. RELEASE OF GUARANTIES. CapRock Communications Corporation intends to merger with Borrower and IWL Communications Incorporated (the "Merger"), with CapRock Communications Corporation being the surviving entity (the "Surviving Entity"), pursuant to a Merger Agreement among all such merged entities ("Merger Agreement"). Subject to the complete satisfaction of the following conditions, as determined by Bank in its sole discretion, Bank shall release the Guarantors from their obligations under the Guaranties:

          (a) all of the terms and conditions of the Merger and the Merger Agreement are approved by Bank;

          (b) the Surviving Entity unconditionally assumes all indebtedness, obligations and covenants of Borrower under the Loan Documents;

          (c) all liens and security interests in favor of Bank encumbering property of Borrower continue in full force and effect on such property after the date of the Merger;


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          (d)  the Surviving Entity, upon the request of Bank, and at the
     Surviving Entity's expense, executes and delivers to Bank any and all documents as may be necessary to provide for the assumption described in clause (b) above and to continue the liens and security interests described in clause (c) above;

          (e) counsel to Borrower delivers to Bank a legal opinion certifying that (i) the Merger has been consummated, (ii) the Surviving Entity has assumed all indebtedness, obligations and covenants of Borrower under the Loan Documents, and (iii) all liens and security interests in favor of Bank encumbering property of Borrower shall continue to be effective after the effective date of the Merger; and

          (f) No Default or Event of Default exists immediately prior to the Merger.

                  ARTICLE III. - CONDITIONS OF EFFECTIVENESS

     Section 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office, and executed by, if applicable, Borrower or any Guarantor:

     a.  this Amendment;

     b. a certificate of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and certifying that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

     c.  a Consent of each Guarantor; and

     d.  such supporting documents as Bank may reasonably request.

                 ARTICLE IV. - REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Borrower and each Guarantor is duly authorized to execute and deliver each Amendment Document to which it is a party and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement. Borrower and each Guarantor which is a corporation has duly taken all corporate action necessary to authorize the execution and delivery of each Amendment Document to which it is a party and to authorize the performance of its obligations thereunder.


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          (c)  The execution and delivery by Borrower and each Guarantor of each Amendment Document to which it is a party, the performance by Borrower and each Guarantor of their obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any provision of law, statute, rule or regulation or any organizational document of Borrower or any Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or any Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or any Guarantor. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower and each Guarantor of each Amendment Document to which it is a party or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, the Loan Agreement and each Amendment Document will be a legal and binding instrument and agreement of Borrower and each Guarantor, to the extent each is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                         ARTICLE V. - MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. All Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of the Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document, including without limitation Borrower's obligation to comply with Section 12(a) of the Loan Agreement.

     Section 5.2. SURVIVAL OF AGREEMENTS. All representatives, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or General Partner hereunder or under the Loan Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     Section 5.3. LOAN DOCUMENTS. The Amendment Documents are Loan Documents, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.


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     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


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     IN WITNESS WHEREOF, this Amendment is executed as of the day first above written.


                                       BANK ONE, TEXAS, N.A.


                                       By: /s/ GINA A. NORRIS
                                          -----------------------------------
                                          Gina A. Norris
                                          Vice President



                                       CAPROCK FIBER NETWORK, LTD.

                                       By:  CapRock Systems, Inc.,
                                              General Partner


                                       By: /s/ JERE W. THOMPSON, JR.
                                          -----------------------------------
                                          Jere W. Thompson, Jr.
                                          President